SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                             _________________

                                 FORM 8-K


                              CURRENT REPORT



                  PURSUANT TO SECTION 13 OR 15(d) of the
                      SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):    July 16, 1997



                   AIR & WATER TECHNOLOGIES CORPORATION
          ------------------------------------------------------
          (Exact name of Registrant as Specified in its Charter)


          Delaware           033-17921                13-3418759
    (State or other       (Commission File          (IRS Employer
     Jurisdiction of          Number)                Identification
     Incorporation)                                  No.)



     U.S. Highway 22 West and Station Road, Branchburg, New Jersey   08876
     ---------------------------------------------------------------------
          (Address of Principal Executive Offices)               (Zip Code)




       Registrant's telephone number, including area code (908) 685-4600
                                                          --------------

ITEM 5. OTHER EVENTS.


       On July 16, 1997, Air & Water Technologies Corporation ("AWT") and its principal stockholder, Compagnie Generale des Eaux ("CGE"), announced that CGE and a committee of independent directors of AWT are in preliminary discussions regarding a proposed recapitalization of AWT. A copy of the press release issued by AWT is attached hereto as Exhibit 99.2, which exhibit is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)            Exhibits.

       99.2          Joint Press Release, dated July 16, 1997.


                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 18, 1997                    AIR & WATER TECHNOLOGIES CORPORATION



                                        By: /s/ Douglas A. Satzger
                                            ------------------------
                                               Douglas A. Satzger
                                               Senior Vice President

                                 EXHIBIT INDEX


Exhibit No.        Exhibit

      99.2 Joint Press Release, dated July 16, 1997.